Convertible Debt and Warrant Liability	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
Convertible Debt and Warrant Liability

12.	Convertible Debt and Warrant Liability

On November 4, 2022, the Company issued the first tranche of the 10% Original Issue Discount Convertible Notes in the aggregate principal amount of $10.0 million for gross proceeds of $9.0 million to various investors. These convertible notes have a maturity date of 24 months from the issuance date. The convertible notes earn interest at a rate of 10% per annum which will only accrue upon an event of default. The convertible notes are convertible solely in common stock of the Company at a conversion price of (a) $15 per share or (b) 92.5% of the average of the three lowest daily VWAP of the Common Stock during the ten trading day period, whichever is lower.  These convertible notes are secured by a first priority security interest in all of the assets of the Company.

The Company elected the fair value option to account for the 2022 Convertible Notes. As such, the Company recorded the 2022 Convertible Notes at fair value and will subsequently measure them to fair value at each reporting date. Changes in fair value were recognized as a component of other income (expense), net in the consolidated statements of operations. Losses as a result in changes in fair value of the Company’s convertible notes during the year ended December 31, 2022 were as follows (in thousands):

Years ended December 31,
2022

Balance at the beginning of the year	$-
Convertible Debt issued during the period	7,034
Unrealized loss	3,877
Convertible Debt Liability at the end of the year	$10,911

As a result of applying the fair value option, direct costs and fees related to the convertible notes were expensed as incurred and were not deferred.

The following table provides the fair value and contractual principal balance outstanding of the 2022 Convertible debt accounted for under the fair value option as of December 31, 2022:

Amount
Convertible debt fair value	$10,911
2022 Convertible Notes, contractual principal outstanding	$10,000
Fair value less unpaid principal balance	$911

All convertible notes and warrants, by written agreement, provide for a beneficial ownership limitation cap of 4.99% shares of the total issued and outstanding common stock of the Company, at any given time.

Warrant Liability

In connection with the issuance of the convertible note, the investors received a number of warrants equal to 30% of the face value of the convertible note divided by the VWAP prior to the applicable closing date. The Common Stock Warrants entitles the holder to purchase one share of the Company’s Class A ordinary shares at the exercise price of a) $15 per share or (b) 92.5% of the average of the three lowest daily VWAP of the Common Stock during the ten trading day period, whichever is lower.  There are 231,312 warrants issued upon closing of the first tranche of the Convertible Note which have a five-year exercise period from the issuance date.

The Company recorded the Warrants at fair value and subsequently remeasured them to fair value at the reporting date. Changes in fair value were recognized as a component of other income (expense), net in the consolidated statements of operations. The Company recognized a gain in the consolidated statements of operations in relation to these instruments for fiscal year 2022 as follows (in thousands). There were no warrants exercised as of December 31, 2022.

Years ended December 31,
2022

Balance at the beginning of the year	$-
Warrants issued during the period	1,966
Unrealized Gain	(1,592)
Warrant Liability at the end of the year	$374